SSgA FUNDS

SUPPLEMENT DATED DECEMBER 28, 2007
TO
PROSPECTUS DATED DECEMBER 18, 2007

SSgA TUCKERMAN ACTIVE REIT FUND

Shareholders of the SSgA Funds are hereby notified that effective December 28, 2007, the following portfolio management team changes take effect, and disclosure appearing under the heading “Portfolio Management” is hereby revised.

SSgA Tuckerman Active REIT Fund. Mr. Sensoy will no longer serve as a portfolio manager for the Fund and accordingly his biographical information appearing on pages 45-46 of the prospectus is hereby replaced with the following:

•                  Sophia Banar. Ms. Banar is a Securities Analyst for the Tuckerman Group.  She performs fundamental analysis of the REIT universe for the active strategy and provides oversight on implementation of US and Global/International real estate index strategies.  Prior to joining the Tuckerman Group, she was an Analyst for the State Street Corporation Wealth Manager Services division.  Prior to joining State Street Corporation in 2004, Ms. Banar spent five years as a consultant with CSC Consulting Inc., a professional services organization of Computer Science Corporation.  Ms. Banar received her Bachelor of Science degree in Management from Bentley College, and holds an MBA with a concentration in Finance/Security Analysis from Columbia University Graduate Business School.

The remainder of the prospectus section entitled “Portfolio Management” is unchanged.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE